UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-08049

Renaissance Capital Greenwich Funds

(Exact name of registrant as specified in charter)

165 Mason Street, Greenwich, CT 06830

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 100, Hauppauge, NY 11788

 (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

9/30

Date of reporting period: 3/31/13

Item 1.  Reports to Stockholders.

THE GLOBAL IPO

FUND

2013 Semi-Annual Report

March 31, 2013

Renaissance Capital LLC

The IPO Expert

Dear Fellow Shareholders:

For the six months ended March 2013, the Global IPO Fund’s total return was 17.04% compared with 10.19% for the S&P 500, and 11.35% for the Russell 3000 Index.*

The last six months have seen a marked improvement in the IPO market, both in activity and performance.  This is due to the gradual US economic recovery and stabilization in the European financial crisis.

Notable IPOs during the period that contributed to performance were animal drug manufacturer Zoetis, refiner CVR, the third largest cruise ship line Norwegian Cruise Lines, and on-demand software provider Workday.  Also contributing to performance were a number of small capitalization companies, including online residential real estate information provider Zillow and 3-D maker of industrial molds and parts ProtoLabs.  Non-US companies aiding returns were Israeli producer of granite countertops Caesarstone, Israeli maker of water carbonating appliances and flavors Sodastream and Russian search engine Yandex.

Detracting from performance were a variety of companies that experienced earnings disappointments, including Wi-Fi system provider Ruckus Wireless and bargain retailer Five Below.

Barring further disruptions from the Europe, the Mid-east or Asia, we believe that 2013 is on track to be an active year for IPOs.  Thank you for being a Global IPO Fund shareholder.

Sincerely,

Renaissance Capital L.L.C.

Adviser to the Global IPO Fund

May 2013

*Past performance is no guarantee of future results. Investment return and principal value will fluctuate. Investor shares, when redeemed, may be worth more or less than their original cost. Returns do not reflect the deduction of taxes a shareholder would pay on distributions or redemption of fund shares. The Fund made no distributions during the period under review. The Fund’s prospectus contains more complete information, including fees, expenses and risks involved in investing in initial public offerings and newly public companies and should be read carefully before investing. The S&P 500 is a widely recognized index of common stocks. The Russell 3000 Index is an unmanaged index that measures the performance of the companies in the Russell 3000, which represents approximately 98% of the investable U.S. equity market.

The Global IPO Fund
HOLDINGS BY INDUSTRY
March 31, 2013 (Unaudited)
	% of		% of
Holdings By Industry	Net Assets	Holdings By Industry	Net Assets

Internet Software & Services	15.0%	Building Materials	2.4%
Energy	12.7%	Airlines	2.3%
Software & Services	6.8%	REITS	2.3%
Commercial & Professional Services	6.6%	Travel/Entertainment	2.1%
Diversified Financials	5.5%	Real Estate	2.0%
Miscellaneous Manufacturing	4.2%	Internet & Catalog - Retail	2.0%
Healthcare Equipment & Service	4.1%	Insurance	1.5%
Household Durables	4.0%	Pharmaceuticals	1.5%
Retailing	3.7%	Banks	1.1%
Apparel	3.7%	Telecommunications	0.9%
Auto Parts & Equipment	3.6%	Semiconductors & Semiconductor Equipment	0.8%
Commercial Banks	3.1%	Food	0.2%
Restaurants/Retailing	2.8%	Other/Cash & Equivalents	5.1%
		Total	100.0%

The Global IPO Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013

	Shares	Value
COMMON STOCK - 94.9%
AIRLINES - 2.3%
Spirit Airlines, Inc. *	9,000	$ 228,240

APPAREL - 3.7%
Michael Kors Holdings, Ltd. *	6,500	369,135

AUTO PARTS & EQUIPMENT - 3.6%
Delphi Automotive PLC	8,000	355,200

BANKS - 1.1%
Everbank Financial Corp.	7,000	107,800

BUILDING MATERIALS - 2.4%
CaesarStone Sdot Yam, Ltd. *	9,000	237,600

COMMERCIAL & PROFESSIONAL SERVICES - 6.6%
Nielsen Holdings NV	8,000	286,560
Performant Financial Corp. *	5,000	61,400
Verisk Analytics, Inc. - Cl. A *	5,000	308,150
		656,110

COMMERCIAL BANKS - 3.1%
First Republic Bank	8,000	308,960

DIVERSIFIED FINANCIALS - 5.5%
Financial Engines, Inc.	5,000	181,100
Home Loan Servicing Solution	5,000	116,650
Nationstar Mortgage Holdings *	6,700	247,230
		544,980

ENERGY - 12.7%
Bonanza Creek Energy, Inc. *	5,000	193,350
C&J Energy Services, Inc. *	3,000	68,700
CVR Refining LP *	10,000	346,900
EQT Midstream Partners LP	5,000	194,000
Northern Tier Energy LP	5,000	149,500
Oasis Petroleum, Inc. *	3,000	114,210
PBF Energy, Inc.	5,000	185,850
		1,252,510
FOOD - 0.2%
Pinnacle Foods, Inc. *	1,000	22,210

HEALTHCARE EQUIPMENT & SERVICE - 4.1%
HCA Holdings, Inc.	10,000	406,300

HOUSEHOLD DURABLES - 4.0%
SodaStream International, Ltd. *	8,000	397,120
See notes to financial statements.
The Global IPO Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013 (Continued)

	Shares	Value
INSURANCE - 1.5%
Health Insurance Innovations *	10,000	$ 150,900

INTERNET & CATALOG - RETAIL - 2.0%
HomeAway, Inc. *	6,000	195,000

INTERNET SOFTWARE & SERVICES - 15.0%
Facebook, Inc. *	18,000	460,440
LinkedIn Corp. - Cl. A *	3,475	611,808
Zillow, Inc. - Cl. A *	7,500	410,025
		1,482,273
MISCELLANEOUS MANUFACTURING - 4.2%
Exone Co. *	5,000	167,500
Proto Labs, Inc. *	5,000	245,500
		413,000

PHARMACEUTICALS - 1.5%
Zoetis, Inc. *	4,500	150,300

REAL ESTATE - 2.0%
Realogy Holdings Corp. *	4,000	195,360

REITS - 2.3%
Cyrusone, Inc.	4,000	91360
Piedmont Office Realty Trust, Inc. - Cl. A	2,000	39,180
Spirit Realty Capital	5,000	95,000
		225,540
RESTAURANTS/RETAILING - 2.8%
Dunkin' Brands Group, Inc.	7,500	276,600

RETAILING - 3.7%
Five Below, Inc. *	5,000	189,450
Francesca's Holdings Corp. *	6,000	171,960
		361,410
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
NXP Semiconductor NV *	2,500	75,650

SOFTWARE & SERVICES - 6.8%
Infoblox, Inc. *	2,000	43,400
ServiceNow, Inc. *	3,000	108,600
Splunk, Inc. *	6,000	240,180
Workday, Inc. *	4,500	277,335
		669,515

See notes to financial statements.
The Global IPO Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
March 31, 2013 (Continued)

	Shares	Value
TELECOMMUNICATIONS - 0.9%
Ruckus Wireless, Inc. *	4,000	$ 84,000

TRAVEL/ENTERTAINMENT - 2.1%
Norwegian Cruise Line Holdings *	7,000	207,550

TOTAL COMMON STOCK ( Cost - $6,975,624)		9,373,263

SHORT-TERM INVESTMENTS - 5.7%
MONEY MARKET FUND - 5.7%
Dreyfus Institutional Reserves Money Fund - Premier Shares, 0.00%**	280,674	280,674
Milestone Treasury Obligations Fund - Institutional Class, 0.01%**	280,674	280,674
TOTAL SHORT-TERM INVESTMENTS ( Cost - $561,348)		561,348

TOTAL INVESTMENTS - 100.6% ( Cost - $7,536,972) (a)		$ 9,934,611
LIABILITIES LESS OTHER ASSETS - (0.6) %		(58,311)
NET ASSETS - 100.0%		$ 9,876,300

* Non-income producing security.
** Money Market Fund; interest rate reflects seven-day effective yield on March 31, 2013.
LP - Limited Partnership
PLC - Public Limited Company
REIT - Real Estate Investment Trust

(a) Represents cost for financial reporting purposes.  The cost for Federal income tax purposes is $7,897,239. At March 31, 2013, net appreciation for all securities was $2,037,372.  This consists of aggregate gross unrealized appreciation of $2,116,273 and aggregate gross unrealized depreciation of $78,901.

See notes to financial statements

The Global IPO Fund

STATEMENT OF ASSETS AND LIABILITIES
……………………………………………………………………………………..
As of March 31, 2013 (Unaudited)

Assets
Investment securities
At cost	$ 7,536,972
At value	$ 9,934,611
Cash	2,500
Receivable for Fund Shares Sold	56,000
Dividends and Interest Receivable	3,853
Due From Advisor	22,348
Prepaid Expenses and Other Assets	1,407
Total Assets	10,020,719

Liabilities
Payable for Investments Purchased	98,023
Payable for Fund Shares Redeemed	2,500
Payable for Distribution Fees	1,383
Accrued Expenses and Other Liabilities	42,513
Total Liabilities	144,419

Net Assets	$ 9,876,300

Net Assets Consist of:
Paid-in-Capital	$ 11,862,445
Accumulated Net Investment Loss	(116,782)
Accumulated Net Realized Loss on Investments	(4,267,002)
Net Unrealized Appreciation on Investments	2,397,639

Total Net Assets	$ 9,876,300

Net Asset Value, Offering and Redemption Price Per Share*
($9,876,300/765,305 shares of beneficial interest,
without par value, unlimited number of shares authorized)	$ 12.91

*The Fund imposes a 2% redemption fee on shares sold, other than those received from the reinvestment of dividends and capital gains, that were held 90 days or fewer.

See notes to financial statements

The Global IPO Fund

STATEMENT OF OPERATIONS
……………………………………………………………………………………..
For the Six Months Ended March 31, 2013 (Unaudited)

Investment Income
Dividends	$ 100,258
Interest	1
Total Investment Income	100,259

Expenses
Investment Adviser	61,050
Federal and State Registration	28,905
Administration Fees	28,443
Transfer Agent Fees and Expenses	24,521
Professional Fees	16,921
Shareholder Reports	11,033
Distribution Fees	10,175
Trustees' Fees	5,886
Custody Fees	4,169
Other Expenses	736
Total Expenses	191,839
Less:
Fees Waived and Expenses Reimbursed by the Adviser	(89,985)
Net Expenses	101,854
Net Investment Loss	(1,595)

Net Realized and Unrealized Gain on Investments
Net Realized Gain on Investments	241,760
Net Change in Unrealized Appreciation (Depreciation)
During the Period on Investments	1,117,135
Net Realized and Unrealized Gain on Investments	1,358,895
Net Increase in Net Assets Resulting from Operations	$ 1,357,300

See notes to financial statements

The Global IPO Fund

STATEMENTS OF CHANGES IN NET ASSETS
……………………………………………………………………………………..

	Six Months Ended	Year Ended
	March 31, 2013	September 30
	(Unaudited)	2012
Increase (Decrease) in Net Assets
from Operations
Net Investment Loss	$ (1,595)	$ (146,743)
Net Realized Gain (Loss) on Investments	241,760	(547,554)
Net Change in Unrealized Appreciation
(Depreciation) of Investments	1,117,135	1,636,474
Net Increase in Net Assets
Resulting from Operations	1,357,300	942,177

Fund Share Transactions
Proceeds from Shares Sold	864,671	526,170
Cost of Shares Redeemed	(528,580)	(1,405,986)
Redemption Fee Proceeds	474	8,253
Net Increase (Decrease) in Net Assets
from Fund Share Transactions	336,565	(871,563)

Total Increase in Net Assets	1,693,865	70,614

Net Assets
Beginning of Period	8,182,435	8,111,821
End of Period *	$ 9,876,300	$ 8,182,435
* Includes Accumulated Net Investment Loss of	$ (116,782)	$ (115,187)

Increase (Decrease) in Fund Shares Issued
Number of Shares Sold	69,115	47,839
Number of Shares Redeemed	(45,935)	(131,130)
Net Increase (Decrease) in Fund Shares	23,180	(83,291)

See notes to financial statements

The Global IPO Fund

FINANCIAL HIGHLIGHTS
……………………………………………………………………………………………………………….
For a Share Outstanding Throughout Each Period

	Six Months Ended
	March 31, 2013		Year Ended September 30,
	(Unaudited)		2012	2011		2010		2009		2008
Net Asset Value,
Beginning of Period	$ 11.03		$ 9.83	$ 11.22		$ 11.08		$ 11.14		$ 15.06
Income (Loss) From
Investment Operations
Net Investment Loss	0.00	*	(0.20)	(0.23)	**	(0.22)		(0.15)		(0.12)
Net Realized and
Unrealized Gain (Loss)	1.88		1.39	(1.17)		0.36		0.09		(3.81)
Total from Investment
Operations	1.88		1.19	(1.40)		0.14		(0.06)		(3.93)
Paid-in-Capital From
Redemption Fees	0.00	*	0.01	0.01		0.00	*	0.00	*	0.01
Net Asset Value,
End of Period	$ 12.91		$ 11.03	$ 9.83		$ 11.22		$ 11.08		$ 11.14
Total Return (1)	17.04%	(4)	12.21%	(12.39)%		1.26%		(0.54) %		(26.03)%
Ratios and
Supplemental Data
Net Assets,
End of Period (000s)	$ 9,876		$ 8,182	$ 8,112		$ 9,637		$ 10,087		$ 11,073
Ratio of Net Expenses
to Average Net Assets (2)	2.50%	(3)	2.50%	2.50%		2.47%		2.50%		2.50%
Ratio of Net Investment Loss
to Average Net Assets (2)	(0.04)%	(3)	(1.74)%	(1.87)%		(1.93)%		(1.52)%		(0.83)%
Ratio of Expense
to Average Net Assets,
excluding waivers (2)	4.71%	(3)	4.46%	3.91%		4.10%		4.35%		3.47%
Ratio of Net Investment Loss
to Average Net Assets,
excluding waivers (2)	(2.25)%	(3)	(3.70)%	(3.28)%		(3.56)%		(3.37)%		(1.79)%
Portfolio Turnover Rate	59.36%	(4)	127.64%	250.10%		328.40%		227.91%		429.90%

(1)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.
(2)	The ratios of expenses and net investment loss to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(3)	Annualized.
(4)	Not annualized.
*	Per share amount represents less than $0.01 per share.
** Calculated using average shares method.

See notes to financial statements

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2013 (Unaudited)

The Global IPO Plus Aftermarket Fund (“Global IPO Fund”) is a series of Renaissance Capital Greenwich Funds (“Renaissance Capital Funds”), a Delaware Trust, operating as a registered, diversified, open-end investment company. Renaissance Capital Funds, organized on February 3, 1997, may issue an unlimited number of shares and classes of the Global IPO Fund.

The investment objective of the Global IPO Fund is to seek capital appreciation by investing in the common stocks of Initial Public Offerings on the offering and in the aftermarket.

A. SIGNIFICANT ACCOUNTING POLICIES: The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

1. SECURITY VALUATION: Portfolio securities are valued at the last sale price on the securities exchange or national securities market on which such securities primarily are traded.   NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP). Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the most recent bid prices. Short-term investments are carried at amortized cost, which approximates value. Investments in open-end investment companies are valued at net asset value.  Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a pricing service approved by the Fund’s Board of Trustees (the “Board”), are valued at fair value using good faith estimates as determined in accordance with the Trust’s “Procedures for Valuing Illiquid Securities and Securities for Which Market Quotations are Not Readily Available or May be Unreliable.”  There is no single standard for determining the fair value of such securities.   Rather, in determining the fair value of a security, the Board, after consulting with representatives of the Fund’s Advisor and/or the Fund’s Administrator, shall take into account the relevant factors and surrounding circumstances, a few of which may include: (i) market prices for a security or securities deemed comparable, including the frequency of trades or quotes for the security and comparable securities; (ii) dealer valuations of a security or securities deemed comparable; and (iii) determinations of value by one or more pricing services for a security or securities deemed comparable.  As of March 31, 2013, the Fund did not hold any securities for which market quotations were not readily available.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2013 (Unaudited) (Continued)

for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of March 31, 2013 for the Fund’s assets and liabilities measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Common Stock *	$9,373,263	-	-	$9,373,263
Money Market Fund	561,348	-	-	561,348
Total	$9,934,611	-	-	$9,934,611

The Fund did not hold any Level 3 securities during the period.

There were no transfers in to or out of Level 1 and 2 during the current period presented.  It is the Fund’s policy to record transfers in to or out Level 1 and Level 2 at the end of the reporting period.

* Refer to the Portfolio of Investments for industry classification.

2. FEDERAL INCOME TAXES: It is the Global IPO Fund’s intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and intends to distribute all of its taxable income to relieve it from all, or substantially all, Federal income and excise taxes. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of (2009 – 2011) or expected to be taken in the Fund’s 2012 tax returns and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years. The Fund identifies its major tax jurisdiction as U.S. Federal and foreign jurisdictions where the Fund makes significant investments.

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010.  The Act makes changes to several tax rules impacting the Fund.  Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Fund’s pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.  As of September 30, 2012, the Global IPO Fund had a federal income tax capital loss carry forward of $3,876,327.  Federal capital loss carry forwards expire as follows: $3,253,468 expiring in 2017 and $399,613 expiring in 2018 and $223,246 of short term losses with no expiration.

As of September 30, 2012, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital	Post October	Unrealized	Total
Ordinary	Long-Term	Loss	and Late	Appreciation/	Accumulated
Income	Gains	Carry Forwards	Year Losses	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (3,876,327)	$ (387,355)	$ 920,237	$ (3,343,445)

The difference between book basis and tax basis unrealized appreciation, accumulated net realized loss on investments and accumulated net investment loss is primarily attributable to the tax deferral of losses on wash sales and adjustments for real estate investment trusts and partnerships.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Fund incurred and elected to defer such late year losses of $122,978.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The Global IPO Fund incurred and elected to defer such capital losses as follows:

Short-term	Long-term	Total
$ 264,377	$ -	$ 264,377

3. DISTRIBUTIONS TO SHAREHOLDERS: The Global IPO Fund will normally distribute substantially all of its net investment income in December. Any realized net capital gains will be distributed annually. All distributions are recorded on the ex-dividend date. The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Permanent book and tax differences primarily attributable to the tax treatment of net operating losses and adjustments for partnerships and real estate investment trusts, resulted in reclassification for the fiscal year ended September 30, 2012 as follows:  a decrease in paid-in-capital

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2013 (Unaudited) (Continued)

 of $41,553; a decrease in accumulated net investment losses of $17,723; and a decrease in accumulated net realized losses on investments of $23,830.

4. OTHER: Security transactions are accounted for on a trade date basis.  In determining the gain or loss from the sale of securities, the cost of securities sold is determined on the basis of identified cost.  Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

5. INDEMNIFICATION: Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties for the Fund. In addition, in the normal course of business, the Fund may enter into contracts with vendors that contain a variety of representations and warranties that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the risk of loss due to these warranties appears to be remote.

B. INVESTMENT ADVISER: Under the terms of an Investment Advisory Agreement with Renaissance Capital, LLC (“the Adviser”), a registered investment adviser, the Global IPO Fund agrees to pay Renaissance Capital, LLC an annual fee equal to 1.50% of the average daily net assets of the Global IPO Fund, payable monthly. For the six months ended March 31, 2013, the Adviser earned advisory fees of $61,050.  Additionally, the Adviser has contractually agreed to defer or waive fees or absorb some or all of the expenses (excluding dividends on short sales) of the Global IPO Fund in order to limit Total Fund Operating Expenses to 2.50%.  During the six months ended March 31, 2013, the Adviser deferred fees and reimbursed expenses of $89,985.

These deferrals are subject to later recapture by Renaissance Capital for a period of three years.  Total deferrals subject to recapture by Renaissance Capital are $476,279. These deferrals and reimbursements will expire as follows: $160,948 expiring in 2013 and $150,298 expiring in 2014 and $165,033 expiring in 2015.

C. FUND ADMINISTRATION: Under an Administration and Fund Accounting Agreement (the “Administration Agreement”), the Administrator generally supervises certain operations of the Global IPO Fund, subject to the over-all authority of the Board.  For its services, the Administrator receives a fee computed daily at an annual rate based on average daily net assets of the Global IPO Fund, subject to an annual minimum plus out of pocket expenses.

D. SHAREHOLDER SERVICES: The Global IPO Fund has adopted a Distribution and Shareholder Servicing Plan (“the Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan authorizes the Global IPO Fund, as determined from time to time by the Board, to pay an annual fee on the Global IPO Fund’s average daily net assets for distribution and shareholder servicing

The total annual fee for distribution and shareholding servicing of the Global IPO Fund’s shares, which is payable monthly, will not exceed 0.25% of the average daily net asset value of shares invested in the Global IPO Fund by customers of broker-dealers or distributors or by investors for whom the shareholder servicing agent maintains a servicing relationship.

Notes to Financial Statements

…………………………………………………………………

For the Six Months Ended March 31, 2013 (Unaudited) (Continued)

To discourage short-term investing and recover certain administrative, transfer agency, shareholder servicing and other costs associated with such short-term investing, the Global IPO Fund charges a 2% fee on such redemptions of shares held less than 90 days.  Such fees amounted to $474 for the six months ended March 31, 2013.

E. TRUSTEES' FEES: Independent Trustees’ fees are $6,000 per year per Trustee.

F. PURCHASES AND SALES: For the six months ended March 31, 2013, the Global IPO Fund made purchases with a cost of $4,943,821 and sales with proceeds of $5,020,933 of investment securities other than long-term U.S. Government and short-term securities.

G. OTHER: Investing in Initial Public Offerings entails special risks, including limited operating history of the companies, unseasoned trading, high portfolio turnover and limited liquidity.

H. RECENT ACCOUNTING PRONOUNCEMENT: In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  In January 2013, the FASB issued ASU No. 2013-01 which gives additional clarification to ASU 2011-11.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact this amendment may have on the Fund’s financial statements.

I. SUBSEQUENT EVENTS:  The Global IPO Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.   For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.   Management has determined that there were no subsequent events to report through the issuance of these financial statements.

OBTAINING ADDITIONAL INFORMATION (Unaudited)

……………………………………………………………………………………………………

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Fund voted proxies related to portfolio securities during the year ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-888-476-3863 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1st and 3rd FISCAL QUARTER PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-888-476-3863.

Supplemental Information

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March 31, 2013 (Unaudited)

Cost of Investing

Shareholders of funds will pay ongoing expenses, such as advisory fees, distribution and service fees (12b-1 fees), and other expenses. The following examples are intended to help the shareholder understand the ongoing cost (in dollars) of investing in a fund and to compare theses costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), contingent deferred sales charges (CDSCs) on redemptions or redemption fees on shares sold that were held 90 days or fewer.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the six-month period from October 1, 2012 through March 31, 2013.

Actual Expenses:  The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes:  The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value (10/1/12)	Ending Account Value (3/31/13)	Expenses Paid During Period* (10/1/12-3/31/13)
Actual	$1,000.00	$1,170.40	$13.53
Hypothetical (5% return before expenses)	1,000.00	1,012.47	12.54

* Expenses are equal to the Fund’s annualized expense ratio of 2.50%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the days in the reporting period).

Supplemental Information

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March 31, 2013 (Unaudited)

Renewal of Investment Advisory Agreement

At an in-person meeting (the “Meeting”) of the Board of Trustees (the “Board”) held on November 16, 2012, the Board, including the Trustees who are not “interested persons” as that term is defined by the Investment Company Act of 1940, as amended (hereafter, the “Independent Trustees”), approved, among other matters, the continuance of the investment advisory agreement (the “Advisory Agreement”) between Renaissance Capital, LLC (the “Adviser”) and  Renaissance Capital Greenwich Funds on behalf of The Global IPO Plus Aftermarket Fund (the “Fund”).

The Independent Trustees were provided with (i) a memorandum from independent counsel (“Fund Counsel”) describing their duties and responsibilities when considering the continuance of the Advisory Agreement and (ii) materials provided by the Adviser in response to a questionnaire circulated on behalf of the Independent Trustees by Fund Counsel requesting responses and information as required by Section 15(c) of the Investment Company Act of 1940.  Fund Counsel advised the Independent Trustees that the materials and responses that had been provided prior to the Board Meeting set forth material information about the Adviser pertinent to the Independent Trustees’ consideration to approve the continuation of the Advisory Agreement.  Fund Counsel also advised the Independent Trustees to examine the information provided to them, including information provided by the Adviser comparing advisory fees paid by a universe of similar, no-load equity funds, and to consider the advisory fee information in light of the Fund’s performance history and the Adviser’s commitment to the Fund and its shareholders.  The Independent Trustees also met with Fund Counsel in executive session to discuss the information provided by the Adviser both prior to and during the Board Meeting.

The Independent Trustees, considered the following material factors during their deliberations, which upon due consideration ultimately led to their support for continuing the Advisory Agreement for another year:  (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of services to be provided and the profits to be realized by the Adviser and its affiliates; (4) the extent to which economies of scale will be realized as the Fund grows; (5) whether the fee levels reflect these economies of scale for the benefit of investors; (6) services and fees relative to any institutional accounts managed by the Adviser; and  (7) the depth of experience and knowledge of the Adviser with respect to the IPO market, in general.

Nature, Extent and Quality of Services Provided by the Adviser.  The Independent Trustees reviewed the services that the Adviser provides to the Fund, including, but not limited to specialized IPO research, making the day-to-day investment decisions for the Fund and generally managing the Fund’s investments in accordance with the stated investment objective and policies of the Fund.  The Independent Trustees also reviewed the list of professional personnel of the Adviser and discussed their qualifications.  The Independent Trustees considered and discussed, among other things, the Adviser’s notable expertise and leadership in IPO investment services, and the propriety research on the Fund’s IPO holdings which without it would be difficult to manage an IPO portfolio.  The Independent Trustees also considered and discussed the short term and long term performance of the Fund.  The Independent Trustees noted the Adviser’s commitment to maintaining a sound compliance program and efforts in relying on its own direct marketing to promote the Fund.   On this basis, the Independent Trustees concluded that they were satisfied with the nature, extent and quality of the services to be provided by the Adviser.

Investment Performance of the Fund and the Adviser.  The Independent Trustees considered the Fund’s performance history.  The Independent Trustees noted that while the performance of the Fund lagged broad indices due to the market environment favoring seasoned dividend-yielding equities, the performance of the Fund has tracked the more relevant FTSE Renaissance IPO Indices and other similar mutual funds for various trailing periods.  The Independent Trustees concluded that they are satisfied with the investment performance of the Fund under the Adviser’s management.  Based on the information provided and on the market environment over the last year, the Board concluded that the Adviser’s past performance was acceptable.

Supplemental Information

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March 31, 2013 (Unaudited)

Costs of Advisory Services.  In concluding that the advisory fee payable by the Fund was reasonable, the Independent Trustees reviewed information describing the advisory fee paid by the Fund to the Adviser and the costs and other expenses incurred by the Adviser in providing advisory services.  The Independent Trustees also reviewed the peer group comparison derived from the Morningstar database and noted that the advisory fee paid to the Adviser is comparable to that of other specialized research-driven investment advisers.  The Independent Trustees acknowledged that the Adviser continues to subsidize the expenses of the Fund and to waive a portion of its advisory fee.  In addition, the Independent Trustees considered other benefits derived by the Fund from its relationship with the Adviser and its affiliates,  including the Advisors proprietary IPO indices, which benefit the Fund.

Profitability.  Further, the Independent Trustees considered the level of profitability of the Adviser from its relationship with the Fund and noted the Adviser’s contractual agreement to waive its advisory fee in an effort to control the Fund’s expense ratio and demonstrate its commitment to the Fund and its shareholders.

Economies of Scale.  In addition, the Independent Trustees acknowledged that at the size of the Fund during the current contract period, the Adviser is not achieving the type of economies of scale that would justify lower fees.

Services and Fees Relative to Other Funds Managed by the Adviser.  The Independent Trustees discussed the overall expenses and fee structure of the Adviser’s separately managed institutional account business.  The Independent Trustees acknowledged that while the fees for  institutional accounts are lower than the Fund’s fees, the level, regulatory compliance and cost of services associated with institutional accounts are significantly lower.

In conclusion, based on their deliberations and evaluation of the information described above, the Independent Trustees unanimously: (a) concluded that terms of the Advisory Agreement are fair and reasonable; (b) concluded that the Adviser’s fees are reasonable in light of the services that the Adviser provides to the Fund; and (c) agreed to continue the Advisory Agreement for another year.

GLOBAL IPO FUND

NASDAQ Symbol: IPOSX

ADDING TO YOUR ACCOUNT IS SIMPLE!

To make an additional investment in your Global IPO Fund account, complete the form below, detach and mail it with your check payable to the Global IPO Fund:

Name on Account: ________________________________

Global IPO Fund Account Number: __________________

Amount: ____________________

Mail to: The Global IPO Fund ● 17605 Wright Street

Omaha, NE  68130-2095

Questions? Call us toll-free 1-888-476-3863

www.RenaissanceCapital.com

Item 2. Code of Ethics.    Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.   Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.   Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.   See Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable to open-end investment companies.

Item 10.   Submission of Matters to a Vote of Security Holder.   None.

Item 11.  Controls and Procedures.

a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report (in the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certification(s) required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)   Not applicable.

(b)   Certification(s) required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)

Renaissance Capital Greenwich Funds

By (Signature and Title)

*

/s/ William K. Smith

William K. Smith, President

Date

6/10/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

*

/s/ William K. Smith

William K. Smith, President

Date

6/10/13

By (Signature and Title)

*

/s/ Kathleen S. Smith

Kathleen S. Smith, Chairman of the Board, Treasurer

Date

6/10/13

* Print the name and title of each signing officer under his or her signature.